UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) December 1, 2014

LIQUIDITY SERVICES, INC.

(Exact name of registrant as specified in its charter)

Delaware	0-51813	52-2209244
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

1920 L Street, N.W., 6th Floor, Washington, D.C.	20036
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (202) 467-6868

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.02.  Termination of a Material Definitive Agreement.

Effective October 1, 2011, Liquidity Services, Inc., (the “Company”) acquired (the “Acquisition”) from ILJ Enterprises, LLC (“Seller”; formerly known as Jacobs Trading, LLC) Seller’s business of purchasing closeouts, excess merchandise and customer returns for resale to retailers, wholesalers, and other third parties and consumers.  In connection with the Acquisition, the Company, through one of its subsidiaries, assumed Sellers’ rights and obligations under Seller’s Master Merchandise Salvage Contract (the “Wal-Mart Agreement”), dated as of May 13, 2011, with Wal-Mart Stores, Inc. (“Wal-Mart”). Under the Wal-Mart Agreement, the Company has the exclusive right to purchase certain consumer products from Wal-Mart that have been removed from the sales stream of Wal-Mart’s retail operations. The Wal-Mart Agreement was previously filed as Exhibit 10.32 to the Company’s Annual Report on Form 10-K filed with the SEC on December 9, 2011; the completion of the Acquisition was previously disclosed in a Form 8-K filed with the SEC on October 7, 2011.

On December 1, 2014, Wal-Mart provided the Company written notice (the “Termination Notice”) terminating the Wal-Mart Agreement, effective December 8, 2014. The Termination Notice alleges that the Company failed to comply with certain provisions under the Wal-Mart Agreement with respect to service level requirements and restrictions on the disposition of merchandise. The Company disputes these allegations and is contesting the termination of the Wal-Mart Agreement with Wal-Mart. The Company had been in negotiations with Wal-Mart to address Wal-Mart’s failure to honor the Company’s exclusive right to purchase selected merchandise from Wal-Mart but was unable to reach a satisfactory resolution. The Company is currently evaluating all of its options, reserves all rights with respect to this matter and will continue to seek appropriate relief from Wal-Mart for its failure to honor the Company’s exclusive rights to purchase selected merchandise and any related actual damages the Company has incurred.

The Company does not believe that the purported termination of the Wal-Mart Agreement will result in the Company being unable to meet its financial guidance for its first fiscal quarter ending December 31, 2014.

Forward-Looking Statements

This document contains forward-looking statements made pursuant to the Private Securities Litigation Reform Act of 1995. These statements are only predictions. The outcome of the events described in these forward-looking statements is subject to known and unknown risks, uncertainties and other factors that may cause our actual results, levels of activity, performance or achievements to differ materially from any future results, levels of activity, performance or achievements expressed or implied by these forward-looking statements. These statements include, but are not limited to, statements regarding the Company’s business outlook and trends and assumptions about the first quarter of fiscal year 2015. You can identify forward-looking statements by terminology such as “may,” “will,” “should,” “could,” “would,” “expects,” “intends,” “plans,” “anticipates,” “believes,” “estimates,” “predicts,” “potential,” “continues” or the negative of these terms or other comparable terminology. Although we believe that the expectations reflected in the forward-looking statements are reasonable, we cannot guarantee future results, levels of activity, performance or achievements.

There are a number of risks and uncertainties that could cause our actual results to differ materially from the forward-looking statements contained in this document. Important factors that could cause our actual results to differ materially from those expressed as forward-looking statements are set forth in our filings with the SEC from time to time, including our Annual Report on Form 10-K for the fiscal year ended September 30, 2014.  There may be other factors of which we are currently unaware or deem immaterial that may cause our actual results to differ materially from the forward-looking statements.

All forward-looking statements attributable to us or persons acting on our behalf apply only as of the date of this document and are expressly qualified in their entirety by the cautionary statements included in this document. Except as may be required by law, we undertake no obligation to publicly update or revise any forward-looking statement to reflect events or circumstances occurring after the date of this document or to reflect the occurrence of unanticipated events.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LIQUIDITY SERVICES, INC.
(Registrant)

Date: December 5, 2014	By:	/s/ James E. Williams
	Name:	James E. Williams
	Title:	Vice President, General Counsel and Corporate Secretary